CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST


             Supplement dated June 1, 2001 to CDC Nvest Money Market
                 Funds Statement of Additional Information dated
                  September 1, 2000 as supplemented October 31,
                              2000 and May 11, 2001

Back Bay Advisors, L.P. ("Back Bay") recently announced that it will cease operations by the end of June 2001. Accordingly, on May 11, 2001, the Board of Trustees (the "Board") of CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "Trusts") approved Reich & Tang Asset Management, LLC ("Reich & Tang") as the new subadviser for CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "Funds"). An interim subadvisory agreement (the "Interim Agreement") and a new subadvisory agreement (the "New Subadvisory Agreement") among each Fund, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers"), the Fund's adviser, and Reich & Tang were approved by the Board. Each Fund's Interim Agreement is effective as of June 1, 2001 and will continue in effect for 150 days or, if earlier, until shareholders of a Fund approve the New Subadvisory Agreement for such Fund. Under the Interim Agreement for each Fund, Reich & Tang serves as subadviser to the Funds, and is responsible for the day-to-day management of the Fund's investment operations subject to oversight by CDC IXIS Asset Management Advisers.

The annual subadvisory fee rates payable to Reich & Tang under the Interim Agreement for each Fund are identical to those subadvisory fee rates previously payable to Back Bay to manage that same Fund.


                                                                     SP138- 0601